ACCOUNTS AND OTHER RECEIVABLES, NET (Tables)	12 Months Ended
Dec. 31, 2023
Credit Loss [Abstract]
SCHEDULE OF ACCOUNTS RECEIVABLE

Accounts and other receivables at December 31, 2023 and 2022, are summarized below:

	December 31,
	2023	2022
Patient service fees	$657,717	$—
Histology service fees	121,301	—
Medical director fees	3,103	—
Other receivables	29,553	10,489
Total accounts and other receivables, net	$811,674	$10,489